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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 17, 2003

                                  ADSTAR, INC.
             (Exact name of Registrant as specified in its charter)

     Delaware                      001-15363                    22-3666899
  (State or other              (Commission File               (IRS Employer
  jurisdiction of                   Number)                 Identification No.)
  incorporation)

                         4553 Glencoe Avenue, Suite 325
                        Marina del Rey, California 90292
               (Address Of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (310) 577-8255

          (Former name or former address, if changed since last report)

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Item 4: Changes in Registrant's Certifying Accountant

      On February 17, 2003, the Registrant engaged BDO Seidman, LLP as its new independent accountants and dismissed PricewaterhouseCoopers LLP. The reports of PricewaterhouseCoopers LLP for the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      The decision to change accountants was recommended and approved by Registrant's board of directors.

      During 2001 and 2000, and during the period from January 1, 2002 to February 17, 2003, there were no disagreements with PricewaterhouseCoopers LLP on accounting principles or practices, financial statement disclosures, or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with their report.

      During the two most recent fiscal years and the subsequent interim period preceding the engagement of BDO Seidman, LLP, neither the Registrant, nor anyone on its behalf, has consulted BDO Seidman, LLP regarding: (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, which consultation resulted in the providing of a written report or oral advice concerning the same to the Registrant that BDO Seidman, LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-B promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-B).

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

Exhibit
Number                             Description
------                             -----------

16.1      Letter from PricewaterhouseCoopers LLP dated February 20, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            AdStar, Inc.

Dated: February 24, 2003                    By: /s/ Anthony J. Fidaleo
                                                ----------------------
                                                Anthony J. Fidaleo,
                                                Chief Financial Officer


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